Supplement Dated November 13, 2002*
                    to the Prospectus Dated October 30, 2002
       of American Express(R) Variable Portfolio Funds S-6466-99 V (10/02)

The following revisions apply to the AXP(R) Variable Portfolio - Cash Management Fund section of the prospectus:

The first paragraph of the "Principal Investment Strategies" section is revised to state:

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

The "Principal Risks" section is revised to delete the Foreign Risk disclosure.

The "Management" section is revised as follows:

Colin Lundgren, vice president and senior portfolio manager, manages the day-to-day operations of the Fund. Mr. Lundgren joined American Express Financial Corporation in 1986 as Manager of the Investment Statistical Group. Since then, he has held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis. In 1995, Mr. Lundgren became an Associate Portfolio Manager for IDS Advisory and Wealth Management Service and in 1997, he was promoted to Portfolio Manager with new responsibilities covering the IDS Life Series - Government Securities Portfolio. He also leads a team of portfolio managers on AXP Mutual and AXP Selective Fund and manages AXP Cash Management Fund and IDS Life Series - Money Market Portfolio. Mr. Lundgren was awarded his CFA designation in 1995 and is a member of the Twin Cities Society of Securities Analysts. He holds a BA in Political Science from Lake Forest College.


S-6466-2 A (11/02)

* Valid until October 30, 2003.